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                            INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT, dated as of November 27, 1996 (this "AGREEMENT"), between WCI STEEL, INC., an Ohio corporation ("WCI"), and BANK ONE TRUST COMPANY, N.A., as Trustee (the "TRUSTEE") under that certain 501(c)(9) Trust -Agreement, dated October 1, 1988, between Warren Consolidated Industries, Inc. and Bank One Trust Company, N.A.

                                    RECITALS

     WCI has requested the Trustee to enter into two mortgages, each dated as of the date hereof, between WCI and the Trustee (collectively, the "MORTGAGES") and an Intercreditor Agreement, dated as of the date hereof, among Fleet National Bank, as Second Note Trustee, the Trustee and WCI (as amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"). The Trustee is willing to enter into the Mortgages and the Intercreditor Agreement, but only on the condition that WCI provide the indemnification set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WCI and the Trustee hereby agree as follows:

     1. INDEMNIFICATION. WCI agrees to indemnify the Trustee in its capacity as such from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, fees and expenses of counsel to the Trustee) which may at any time be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of the Mortgages, the Intercreditor Agreement, this Agreement, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, two Negative Pledge Agreements, each dated as of the date hereof, made by the Company and Youngstown Sinter Company, respectively, in favor of the Trustee) or any action taken or omitted by the Trustee under or in connection with any of the foregoing; PROVIDED that WCI shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Trustee's gross negligence or willful misconduct.
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     2.   EFFECTIVENESS.  This Agreement shall become effective as of the date hereof upon receipt by the Trustee of evidence satisfactory to the Trustee that this Agreement has been executed and delivered by WCI and the Trustee.

     3. REPRESENTATIONS AND WARRANTIES. WCI hereby represents and warrants to the Trustee that it is duly organized and validly existing under the laws of the jurisdiction of its organization, has the corporate power and authority to make, deliver and perform this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

     4. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, [three] days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

          WCI:      WCI Steel, Incorporated
                    1040 Pine Street S.E.
                    Warren, OH  44483-6528
                    Attention:  Mr. Bret Wise
                    Fax:  330-841-8387

     The Trustee:   Bank One Trust Company, N.A.
                    100 East Broad Street
                    Columbus, OH  43271-0193
                    Attention:  Richard P. Hartzell
                    Fax:  614-248-2554

PROVIDED that any notice, request or demand to or upon WCI to pay any indemnity pursuant to Section 1 shall not be effective until received.

     5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of WCI and the Trustee and their respective successors and assigns, except that WCI may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Trustee, and the Trustee may not assign or transfer any of its benefits under this Agreement to any person or entity (other than a subsidiary or affiliate of the Trustee or a successor trustee) without the written consent of WCI.

     6. COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission of signature pages hereto) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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     7.   APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OHIO.

                            [SIGNATURE PAGES FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              WCI STEEL, INC.

                              By: /s/ Bret W. Wise
                                 _______________________________
                                   Title:  VP, Finance and CFO

                              BANK ONE TRUST COMPANY, N.A., as Trustee

                              By: Richard P. Hartzell
                                 _______________________________
                                   Title:  Vice President


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